Bryn Mawr Bank Corporation

FOR RELEASE: IMMEDIATELY	Ted Peters, Chairman
FOR MORE INFORMATION CONTACT:	610-581-4800
J. Duncan Smith, CFO
610-526-2466

Bryn Mawr Bank Corporation Reports Record Earnings Led By Wealth

Revenue and Improved Margin

BRYN MAWR, Pa., July 25, 2013 - Bryn Mawr Bank Corporation (NASDAQ: BMTC), (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today reported net income of $6.3 million and diluted earnings per share of $0.46 for the three months ended June 30, 2013, as compared to net income of $5.3 million and diluted earnings per share of $0.40 for the same period in 2012. Net income for the three months ended June 30, 2013 included pre-tax due diligence and merger-related expenses of $688 thousand as compared to $914 thousand for the same period in 2012.

Significant factors contributing to the results for the three months ended June 30, 2013, as compared to the same period in 2012, included increases in wealth management revenues and net interest income, which were partially offset by increases in salaries and benefits expense, occupancy costs and other operating expenses.

For the six months ended June 30, 2013, net income of $11.6 million was a $1.2 million increase from the $10.4 million recorded for the same period in 2012. Diluted earnings per share for the six months ended June 30, 2013 increased $0.07, to $0.86, as compared to $0.79 for the same period last year.

Ted Peters, Chairman and Chief Executive Officer, commented, “We are pleased with our continued strong quarterly results. The uptick in our net interest margin and the steady increase in wealth management revenues are encouraging signs.” Mr. Peters added, “The acquisition of Davidson Trust and the First Bank of Delaware transaction, both in 2012, have been nicely accretive to earnings.”

On July 25, 2013, the Board of Directors of the Corporation declared a quarterly dividend of $0.17 per share. The dividend is payable September 1, 2013 to shareholders of record as of August 6, 2013.

SIGNIFICANT ITEMS OF NOTE

Results of Operations

The overall results for the three months ended June 30, 2013, as compared to the same period in 2012, were affected by the May 2012 acquisition of the Davidson Trust Company (“DTC”) and the November 2012 purchase of deposits, loans and a branch location from First Bank of Delaware (“FBD”).

•	Net income of $6.3 million for the three months ended June 30, 2013 increased $907 thousand, or 17.0%, from $5.3 million for the same period in 2012.

•

Net interest income for the three months ended June 30, 2013 was $17.9 million, an increase of $2.0 million, or 12.7%, from $15.9 million for the same period in 2012. The increase in net interest income between the periods was largely the result of a $134.3 million, or 10.4%, increase in average portfolio loans. This increase was partially related to loans acquired from FBD, which totaled $65.9 million as of June 30, 2013. In addition, the Corporation’s decisions to prepay $22.5 million of subordinated debt during the third and fourth quarters of 2012 and $20.0 million of Federal Home Loan Bank (“FHLB”) borrowings in the first quarter of 2013, along with the 16 basis point decline in rate paid on deposits, contributed significantly to the $991 thousand decrease in interest expense for the three months ended June 30, 2013, as compared to the same period in 2012.

•

Revenue from wealth management services for the three months ended June 30, 2013 was $9.1 million, a $1.9 million increase, or 26.1%, from the $7.2 million generated in the same period in 2012. Wealth Management Division assets under management, administration, supervision and brokerage as of June 30, 2013 were $6.9 billion, an increase of $579 million, or 9.2%, from June 30, 2012. Organic growth due to the success of the division’s strategic initiatives was supplemented by market appreciation and other new business between the dates.

•

In addition to the increase in revenue for wealth management services mentioned above, non-interest income was also impacted by a $369 thousand increase in other operating income and a $188 thousand increase in gain on sale of residential mortgage loans for the three months ended June 30, 2013 as compared to the same period in 2012. The volume of residential mortgage loans sold for the three months ended June 30, 2013 increased slightly to $46.6 million as compared $44.2 million for the same period in 2012, with a 25 basis point increase in rate of gain on sale. Partially offsetting these improvements in non-interest income was a $716 thousand decrease in gain on sale of available for sale investment securities and a $141 thousand increase in loss on sale of other real estate owned between the periods.

•

Non-interest expense for the three months ended June 30, 2013 increased $2.4 million, to $20.5 million, as compared to $18.1 million for the same period in 2012. Contributing to this increase were a $1.2 million increase in salaries and benefits, a $614 thousand increase in occupancy costs and an $889 thousand increase in other operating expenses between the periods. Salaries and benefits increased primarily as a result of the addition of the branch and lending staff from FBD, the staffing related to the DTC acquisition, new personnel for our newly-opened full-service branch in Bala Cynwyd, Pennsylvania, which opened at the end of 2012, as well as annual salary increases. In addition to these new facilities, increased compliance requirements have necessitated the hiring of several new staff positions within our headquarters. The increased occupancy costs were also related to the additions of DTC, FBD, and our new branch in Bala Cynwyd. The increase in other operating expenses was largely related to IT infrastructure improvements. Partially offsetting these cost increases were a $226 thousand decrease in due diligence and merger-related costs and a $178 thousand decrease in the impairment of mortgage servicing rights for the three months ended June 30, 2013, as compared to the same period in 2012. Recent residential mortgage rate increases has lengthened the average life of our serviced-mortgage portfolio, resulting in a $91 thousand net recovery of prior impairments of our mortgage servicing rights, for the second quarter of 2013.

•

The tax-equivalent net interest margin of 3.98% for the three months ended June 30, 2013 was a 14 basis point increase from the 3.84% tax-equivalent net interest margin for the same period in 2012. The increase was the result of a $141.2 million increase in average interest-earning assets, partially offset by a $61.9 million increase in average interest-bearing liabilities between the periods. While the tax-equivalent yield earned on average interest-earning assets declined by 12 basis points between periods, the tax-equivalent rate paid on average interest-bearing liabilities dropped by 34 basis points. This significant reduction in rate paid on interest-bearing liabilities was largely related to the prepayment of $22.5 million of subordinated debt during the third and fourth quarters of 2012, as well as the prepayment of $20.0 million of Federal Home Loan Bank (“FHLB”) advances during the first quarter of 2013.

•

Nonperforming loans and leases of $10.5 million as of June 30, 2013 were 0.73% of total portfolio loans and leases, as compared $14.8 million, or 1.06% of total portfolio loans and leases as of December 31, 2012. This $4.3 million decrease in nonperforming loans was concentrated in the construction, small business and home equity segments of the portfolio and was partially the result of $1.8 million of charge-offs of impaired loans, as well as additions of $566 thousand to other real estate owned related to three residential properties. For the three months ended June 30, 2013, the Corporation recorded net loan and lease charge-offs of $1.0 million, as compared to $903 thousand for the same period in 2012. The provision for loan and lease losses for each of the three month periods ended June 30, 2013 and 2012 was $1.0 million.

Financial Condition – June 30, 2013 Compared to December 31, 2012

•

Deposits of $1.55 billion, as of June 30, 2013, decreased $85.0 million from December 31, 2012. The 5.2% decrease was primarily comprised of decreases of $57.4 million and $15.1 million in time deposits and wholesale deposits, respectively, between the dates. The Corporation has continued its planned run-off of its higher-rate certificates of deposit.

•	The allowance for loan and lease losses as of June 30, 2013 was $14.4 million, or 1.01% of portfolio loans and $14.4 million, or 1.03% of portfolio loans and leases as of December 31, 2012.

•

The capital ratios for the Bank and the Corporation, as shown in the table at page 15 below, indicate levels well above the regulatory minimum to be considered “well capitalized.” In particular, the tangible equity ratios for both the Bank and the Corporation have improved from their December 31, 2012 levels of 7.72% and 7.60%, to 8.29% and 8.21%, respectively, at June 30, 2013. These increases were primarily the result of increases in retained earnings and issuance of common stock, along with a slight decline in total assets between the dates.

•	Total assets as of June 30, 2013 of $2.01 billion declined slightly from $2.04 billion as of December 31, 2012.

•

Total portfolio loans and leases of $1.43 billion as of June 30, 2013 increased by $32.5 million from December 31, 2012 as increases in commercial mortgages were partially offset by declines in residential mortgages and home equity lines and loans.

EARNINGS CONFERENCE CALL

The Corporation will hold an earnings conference call at 8:30 a.m. EDT on Friday, July 26, 2013. Interested parties may participate by calling 1-888-317-6016. A taped replay of the conference call will be available one hour after the conclusion of the call and will remain available through August 12, 2013. The number to call for the taped replay is 1-877-344-7529 and the conference number is 10030504.

The conference call will be simultaneously broadcast live over the Internet through a webcast on the investor relations portion of the Bryn Mawr Bank Corporation’s website. To access the call, please visit the website at http://services.choruscall.com/links/bmtc130726.html. An online archive of the webcast will be available within one hour of the conclusion of the call. The Corporation has also recently expanded its Investor Relations website to include added resources and information for shareholders and interested investors. Interested parties are encouraged to utilize the expanded resources of the site for more information on Bryn Mawr Bank Corporation.

FORWARD LOOKING STATEMENTS AND SAFE HARBOR

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “estimate,” “target,” “potentially,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information set forth herein are based on Management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.

# # # #

Bryn Mawr Bank Corporation

Consolidated Statements of Income - (unaudited)

(Dollars in thousands, except per share data)

	For The Three Months Ended
	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012
Interest income	$19,217	$18,855	$18,682	$18,081	$18,188
Interest expense	1,294	1,446	1,786	2,130	2,285

Net interest income	17,923	17,409	16,896	15,951	15,903
Provision for loan and lease losses	1,000	804	1,000	1,000	1,003

Net interest income after provision for loan and lease losses	16,923	16,605	15,896	14,951	14,900

Fees for wealth management services	9,094	8,349	8,365	7,993	7,211
Loan servicing and other fees	448	451	473	432	436
Service charges on deposits	596	584	654	634	609
Net gain on sale of residential mortgage loans	1,492	1,518	2,424	1,837	1,304
Net gain on sale of invertment securities available for sale	—	2	283	416	716
Net loss on sale of other real estate owned	(141)	(52)	—	(45)	—
Bank owned life insurance income	85	113	98	108	105
Other operating income	1,369	825	873	873	1,000

Non-interest income	12,943	11,790	13,170	12,248	11,381

Salaries and wages	9,086	8,810	8,848	8,703	8,075
Employee benefits	2,212	2,325	2,041	1,903	2,023
Net gain on curtailment of nonqualified pension plan	(120)	(570)	—	—	—
Occupancy and bank premises	1,728	1,750	1,616	1,488	1,395
Furniture fixtures and equipment	1,221	819	961	935	940
Advertising	380	412	363	267	359
Net (recovery) impairment of mortgage servicing rights	(91)	71	81	105	87
Amortization of mortgage servicing rights	218	212	248	243	256
Amortization of intangible assets	660	661	673	669	560
FDIC insurance	275	258	255	262	234
Due diligence and merger-related expenses	688	714	1,190	316	914
Professional fees	664	575	1,031	609	571
Early extinguishment of debt - costs and premiums	—	347	338	188	—
Other operating expenses	3,603	3,851	3,444	3,201	2,714

Non-interest expense	20,524	20,235	21,089	18,889	18,128

Income before income taxes	9,342	8,160	7,977	8,310	8,153
Income tax expense	3,090	2,840	2,673	2,885	2,808

Net income	$6,252	$5,320	$5,304	$5,425	$5,345

Per share data:
Weighted average shares outstanding	13,280,624	13,205,538	13,157,295	13,149,050	13,072,963
Dilutive common shares	227,150	230,413	205,545	146,377	158,570

Adjusted weighted average dilutive shares	13,507,774	13,435,951	13,362,840	13,295,427	13,231,533

Basic earnings per common share	$0.47	$0.40	$0.40	$0.41	$0.41
Diluted earnings per common share	$0.46	$0.40	$0.40	$0.41	$0.40
Dividend declared per share	$0.17	$0.17	$0.16	$0.16	$0.16
Effective tax rate	33.1%	34.8%	33.5%	34.7%	34.4%

Bryn Mawr Bank Corporation

Consolidated Statements of Income - (unaudited)

(Dollars in thousands, except per share data)

	For The Six Months Ended June 30,
	2013	2012
Interest income	$38,072	$36,560
Interest expense	2,740	4,672

Net interest income	35,332	31,888
Provision for loan and lease losses	1,804	2,003

Net interest income after provision for loan and lease losses	33,528	29,885
Fees for wealth management services	17,443	13,440
Loan servicing and other fees	899	871
Service charges on deposits	1,180	1,189
Net gain on sale of residential mortgage loans	3,010	2,474
Net gain on sale of investment securities available for sale	2	716
Bank owned life insurance income	198	223
Net loss on sale of other real estate owned	(193)	(41)
Other operating income	2,194	2,096

Non-interest income	24,733	20,968
Salaries and wages	17,896	15,580
Employee benefits	4,537	4,183
Net gain on curtailment of nonqualified pension plan	(690)	—
Occupancy and bank premises	3,478	2,769
Furniture fixtures and equipment	2,040	1,831
Advertising	792	679
Net recovery of mortgage servicing rights	(20)	(23)
Amortization of mortgage servicing rights	430	475
Amortization of intangible assets	1,321	1,069
FDIC insurance	533	453
Due diligence and merger-related expenses	1,402	1,123
Professional fees	1,239	1,228
Early extinguishment of debt - costs and premiums	347	—
Other operating expenses	7,454	5,555

Non-interest expense	40,759	34,922
Income before income taxes	17,502	15,931
Income tax expense	5,930	5,512

Net income	$11,572	$10,419

Per share data:
Weighted average shares outstanding	13,243,289	13,026,354
Dilutive common shares	228,782	127,510

Adjusted weighted average shares	13,472,071	13,153,864

Basic earnings per common share	$0.87	$0.80
Diluted earnings per common share	$0.86	$0.79
Dividend declared per share	$0.34	$0.32
Effective tax rate	33.9%	34.6%

Bryn Mawr Bank Corporation

Consolidated Balance Sheets - (unaudited)

(Dollars in thousands)

	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	June 30, 2012
Assets
Interest-bearing deposits with banks	$95,903	$136,534	$159,483	$23,559	$68,324
Investment securities - available for sale	322,961	327,799	316,614	316,644	331,407
Investment securities - trading	2,180	2,168	1,447	1,399	1,342
Loans held for sale	2,207	3,233	3,412	3,420	1,668
Portfolio loans:
Consumer	18,404	18,725	17,666	17,342	15,920
Commercial & industrial	296,073	293,171	291,620	274,351	264,116
Commercial mortgages	587,261	563,431	546,358	472,354	445,254
Construction	28,718	26,135	26,908	22,161	33,815
Residential mortgages	280,687	284,819	288,212	301,054	304,249
Home equity lines & loans	183,006	183,984	194,861	195,315	202,676
Leases	36,770	34,974	32,831	31,136	30,549

Total portfolio loans and leases	1,430,919	1,405,239	1,398,456	1,313,713	1,296,579
Earning assets	1,854,170	1,874,973	1,879,412	1,658,735	1,699,320
Cash and due from banks	14,208	12,013	16,203	13,526	13,147
Allowance for loan and lease losses	(14,444)	(14,447)	(14,424)	(13,638)	(13,140)
Premises and equipment	30,947	31,072	31,170	29,238	28,911
Accrued interest receivable	6,097	6,168	5,955	5,963	6,009
Mortgage servicing rights	4,790	4,593	4,491	4,257	4,220
Goodwill	32,843	32,897	32,897	29,588	29,752
Other intangible assets	20,677	21,337	21,998	22,351	22,855
Bank owned life insurance	20,060	19,975	19,862	19,765	19,658
FHLB stock	13,028	10,663	10,761	10,717	10,746
Deferred income taxes	11,788	10,854	12,303	11,478	11,432
Other investments	4,378	4,347	4,346	4,438	4,424
Other assets	10,980	15,718	10,911	18,111	16,021

Total assets	$2,009,522	$2,030,163	$2,035,885	$1,814,529	$1,853,355

Liabilities and shareholders’ equity
Interest-bearing deposits:
Interest-bearing checking	$262,316	$263,820	$270,279	$226,206	$237,126
Money market	551,750	588,478	559,470	493,829	468,314
Savings	136,307	135,124	129,091	132,402	133,204
Wholesale non-maturity deposits	30,315	32,879	45,162	37,458	35,365
Wholesale time deposits	12,139	11,325	12,421	9,942	22,505
Time deposits	161,146	171,575	218,586	171,498	193,081

Total interest-bearing deposits	1,153,973	1,203,201	1,235,009	1,071,335	1,089,595
Non-interest bearing deposits	395,742	407,453	399,673	327,214	336,972

Total deposits	1,549,715	1,610,654	1,634,682	1,398,549	1,426,567
Long-term FHLB advances and other borrowings	152,642	148,636	161,315	155,416	169,589
Short-term borrowings	71,768	38,362	9,402	19,029	14,675
Subordinated debentures	—	—	—	15,000	22,500
Other liabilities	22,929	22,343	26,921	25,280	23,956
Shareholders’ equity	212,468	210,168	203,565	201,255	196,068

Total liabilities and shareholders’ equity	$2,009,522	$2,030,163	$2,035,885	$1,814,529	$1,853,355

Bryn Mawr Bank Corporation

Consolidated Quarterly Average Balance Sheets - (unaudited)

(Dollars in thousands)

	For The Three Months Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	June 30,
	2013	2013	2012	2012	2012
Assets
Interest-bearing deposits with banks	$59,981	$117,372	$91,234	$53,767	$57,734
Investment securities - available for sale	325,729	323,247	311,372	328,051	321,420
Investment securities - trading	2,168	1,695	1,400	1,343	1,546
Loans held for sale	2,233	2,645	4,047	2,972	3,810
Portfolio loans and leases	1,425,836	1,401,038	1,341,826	1,300,811	1,290,209

Earning assets	1,815,947	1,845,997	1,749,879	1,686,944	1,674,719
Cash and due from banks	12,876	13,287	14,817	12,922	12,259
Allowance for loan and lease losses	(14,625)	(14,693)	(14,063)	(13,337)	(13,383)
Premises and equipment	31,254	31,415	30,189	29,077	28,866
Goodwill	32,896	32,897	29,642	29,751	26,201
Other intangible assets	21,055	21,725	22,084	22,580	21,427
Bank owned life insurance	20,005	19,905	19,800	19,695	19,589
FHLB stock	10,430	10,544	10,572	10,717	10,553
Deferred income taxes	10,997	12,183	11,577	11,179	12,212
Other assets	25,296	21,294	23,800	23,275	24,098

Total assets	$1,966,131	$1,994,554	$1,898,297	$1,832,803	$1,816,541

Liabilities and shareholders’ equity
Interest-bearing deposits:
Interest-bearing checking	$263,842	$266,900	$241,730	$229,853	$236,131
Money market	571,327	576,422	516,174	486,798	436,717
Savings	134,485	132,142	132,725	133,315	133,105
Wholesale non-maturity deposits	31,124	38,683	38,932	35,956	47,463
Wholesale time deposits	11,610	11,495	10,689	13,809	22,280
Time deposits	164,247	190,937	190,332	178,711	203,344

Total interest-bearing deposits	1,176,635	1,216,579	1,130,582	1,078,442	1,079,040
Non-interest bearing deposits	391,387	386,881	359,008	330,179	323,539

Total deposits	1,568,022	1,603,460	1,489,590	1,408,621	1,402,579
Long-term FHLB advances and other borrowings	150,578	148,699	159,559	167,251	163,908
Short-term borrowings	13,248	11,978	13,243	13,273	13,149
Subordinated debentures	—	—	7,283	21,114	22,500
Other liabilities	23,617	26,123	27,175	25,354	23,158
Shareholders’ equity	210,666	204,294	201,447	197,190	191,247

Total liabilities and shareholders’ equity	$1,966,131	$1,994,554	$1,898,297	$1,832,803	$1,816,541

Bryn Mawr Bank Corporation

Consolidated Average Balance Sheets - (unaudited)

(Dollars in thousands)

	For The Six Months Ended June 30,
	2013	2012
Assets
Interest bearing deposits with banks	$88,518	$48,144
Investment securities - available for sale	324,495	312,817
Investment securities - trading	1,933	1,492
Loans held for sale	2,438	3,872
Portfolio loans and leases	1,413,506	1,292,914

Earning assets	1,830,890	1,659,239
Cash and due from banks	13,080	11,899
Allowance for loan and lease losses	(14,659)	(13,236)
Premises and equipment	31,334	28,981
Goodwill	32,897	25,444
Intangible assets	21,388	19,616
Bank owned life insurance	19,955	19,534
FHLB stock	10,448	11,114
Deferred income taxes	11,586	12,925
Other assets	23,345	24,579

Total assets	$1,980,264	$1,800,095

Liabilities and shareholders’ equity
Interest-bearing deposits:
Interest-bearing checking	$265,363	$231,975
Money market	573,860	421,844
Savings	133,321	132,778
Wholesale non-maturity deposits	34,882	56,290
Wholesale time deposits	11,553	22,317
Time deposits	177,518	207,158

Total interest-bearing deposits	1,196,497	1,072,362
Non-interest bearing deposits	389,146	314,504

Total deposits	1,585,643	1,386,866
Long-term FHLB advances and other borrowings	151,120	164,943
Short-term borrowings	11,125	13,229
Subordinated debentures	—	22,500
Junior subordinated debentures	—	—
Other liabilities	24,878	24,208
Shareholders’ equity	207,498	188,349

Total liabilities and shareholders’ equity	$1,980,264	$1,800,095

Bryn Mawr Bank Corporation

Consolidated Selected Financial Data - (unaudited)

(Dollars in thousands, except per share data)

June 30, 2013

	For The Three Months Ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Asset Quality Data
Nonaccrual loans and leases	$10,488	$12,098	$14,040	$13,846	$14,929
90 days or more past due loans, still accruing	—	728	728	—	3,376

Nonperforming loans and leases	10,488	12,826	14,768	13,846	18,305
Other real estate owned	1,205	545	906	412	865

Total nonperforming assets	$11,693	$13,371	$15,674	$14,258	$19,170

Troubled debt restructurings included in nonperforming assets	$2,869	$3,686	$3,106	$3,740	$4,005
Troubled debt restructurings in compliance with modified terms	8,157	7,438	8,008	8,379	8,302

Total troubled debt restructurings	$11,026	$11,124	$11,114	$12,119	$12,307
Nonperforming loans and leases / portfolio loans	0.73%	0.91%	1.06%	1.05%	1.41%
Nonperforming assets / assets	0.58%	0.66%	0.77%	0.78%	1.03%
Net loan charge-offs / average loans (annualized)	0.29%	0.23%	0.08%	0.16%	0.26%
Net lease charge-offs (recoveries) / average leases (annualized)	0.11%	-0.13%	-0.38%	-0.23%	0.94%
Net loan and lease charge-offs / average loans and leases (annualized)	0.28%	0.22%	0.07%	0.16%	0.28%
Delinquency rate* - Performing and nonperforming loans and leases 30 days or more past due	0.73%	1.23%	1.02%	1.01%	1.36%
Performing loans and leases - 30-89 days past due	$2,328	$4,115	$2,053	$1,954	$2,722
Delinquency rate* - Performing loans and leases - 30-89 days past due	0.16%	0.29%	0.15%	0.15%	0.21%

* to total loans and leases

Changes in the allowance for loan and lease losses:
Balance, beginning of period	$14,447	$14,425	$13,638	$13,140	$13,040
Charge-offs	(1,164)	(830)	(450)	(618)	(960)
Recoveries	161	48	237	116	57

Net charge-offs	(1,003)	(782)	(213)	(502)	(903)
Provision for loan and lease losses	1,000	804	1,000	1,000	1,003

Balance, end of period	$14,444	$14,447	$14,425	$13,638	$13,140

Allowance for loan and lease losses / loans and leases	1.01%	1.03%	1.03%	1.04%	1.01%
Allowance for loan and lease losses / nonperforming loans and leases	137.7%	112.6%	97.7%	98.5%	71.8%

Bryn Mawr Bank Corporation

Consolidated Selected Financial Data - (unaudited)

(Dollars in thousands, except per share data)

June 30, 2013

	For The Three Months Ended or As Of
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Selected ratios (annualized):
Return on average assets	1.28%	1.08%	1.11%	1.18%	1.18%
Return on average shareholders’ equity	11.90%	10.56%	10.47%	10.93%	11.24%
Return on average tangible equity (2)	16.00%	14.42%	14.09%	14.89%	14.97%
Yield on loans and leases*	5.13%	5.16%	5.24%	5.21%	5.31%
Yield on interest earning assets*	4.27%	4.16%	4.27%	4.28%	4.39%
Cost of interest bearing funds	0.39%	0.43%	0.54%	0.66%	0.72%
Net interest margin*	3.98%	3.85%	3.86%	3.78%	3.84%
Book value per share	$15.71	$15.57	$15.17	$15.02	$14.73
Tangible book value per share	$11.75	$11.55	$11.08	$11.14	$10.77
Period end shares outstanding	13,528,078	13,500,413	13,414,552	13,399,635	13,316,469
Selected data:
Mortgage loans originated	$55,066	$65,105	$82,458	$64,455	$51,427
Mortgage loans sold - servicing retained	$46,209	$51,414	$71,596	$54,992	$41,986
Mortgage loans sold - servicing released	347	189	—	—	2,238

Total mortgage loans sold	$46,556	$51,603	$71,596	$54,992	$44,224

Yield on loans sold	3.20%	2.94%	3.39%	3.34%	2.95%
Mortgage loans serviced for others	$623,498	$603,734	$595,317	$583,859	$575,533
Total wealth assets under management, administration, supervision and brokerage (1)	$6,854,838	$6,987,974	$6,663,212	$6,482,835	$6,275,940

*	Yield on loans and leases, interest-earning assets and net interest margin are calculated on a tax-equivalent basis.
(1)	Brokerage assets represent assets held at a registered broker dealer under a networking agreement.
(2)	Average tangible equity equals average shareholders’ equity minus average goodwill and average other intangible assets.

	For The Six Months Ended June 30,
	2013	2012
Selected ratios (annualized):
Return on average assets	1.18%	1.17%
Return on average shareholders’ equity	11.25%	11.11%
Return on average tangible equity (1)	15.23%	14.57%
Yield on loans and leases*	5.15%	5.32%
Yield on interest-earning assets*	4.22%	4.45%
Cost of interest-bearing liabilities	0.41%	0.74%
Net interest margin*	3.91%	3.88%
Selected data:
Mortgage loans originated	$120,171	$106,812
Mortgage loans sold - servicing retained	$97,623	$74,764
Mortgage loans sold - servicing released	536	3,461

Total mortgage loans sold	$98,159	$78,225

*	Yield on loans and leases, interest earning assets and net interest margin are calculated on a tax-equivalent basis.
(1)	Average tangible equity equals average shareholders’ equity minus average goodwill and average other intangible assets.

Bryn Mawr Bank Corporation

Consolidated Selected Financial Data - (unaudited)

(Dollars in thousands, except per share data)

June 30, 2013

Investment Portfolio - Available for Sale (dollars in thousands)	As of June 30, 2013			As of December 31, 2012
SECURITY DESCRIPTION	Amortized Cost	Fair Value	Net Unrealized Gain / (Loss)	Amortized Cost	Fair Value	Net Unrealized Gain / (Loss)
U.S. Treasury securities	$102	$100	$(2)	$—	$—	$—
Obligations of U.S. government and agencies	82,170	81,159	(1,011)	73,183	73,872	689
State & political subdivisions	39,353	39,055	(298)	30,243	30,384	141
Mortgage-backed securities	131,860	132,697	837	128,537	131,826	3,289
Collateralized mortgage obligations	51,780	51,937	157	62,116	62,703	587
Other debt securities	2,400	2,398	(2)	1,900	1,900	—
Bond mutual funds	11,456	11,423	(33)	11,456	11,527	71
Investment CDs	2,120	2,125	5	2,350	2,364	14
Other investments	1,909	2,067	158	1,962	2,038	76

Total Investment Portfolio	$323,150	$322,961	$(189)	$311,747	$316,614	$4,867

Capital Ratios	Regulatory Minimum To Be Well Capitalized	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Bryn Mawr Trust Company
Tier I Capital to Risk Weighted Assets (“RWA”)	6.00%	11.58%	11.52%	11.20%	11.99%	11.75%
Total (Tier II) Capital to RWA	10.00%	12.55%	12.51%	12.20%	14.09%	14.36%
Tier I Leverage Ratio	5.00%	9.07%	8.70%	8.84%	9.23%	9.14%
Tangible Equity Ratio		8.29%	8.11%	7.72%	8.85%	8.41%

Bryn Mawr Bank Corporation
Tier I Capital to RWA	6.00%	11.47%	11.33%	11.02%	11.64%	11.30%
Total (Tier II) Capital to RWA	10.00%	12.44%	12.32%	12.02%	13.74%	13.90%
Tier I Leverage Ratio	5.00%	9.00%	8.58%	8.72%	8.98%	8.80%
Tangible Equity Ratio		8.21%	7.98%	7.60%	8.58%	8.07%

Bryn Mawr Bank Corporation

Quarterly Average Balances and Tax-Equivalent Interest Income and Expense and Tax-Equivalent Yields - (unaudited)

	For The Three Months Ended
	June 30, 2013			March 31, 2013			December 31, 2012			September 30, 2012			June 30, 2012
(dollars in thousands)	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid
Assets:
Interest-bearing deposits with other banks	$59,981	$41	0.27%	$117,372	$69	0.24%	$91,234	$41	0.18%	$53,767	$34	0.25%	$57,734	$30	0.21%
Investment securities - available for sale:
Taxable	287,287	846	1.18%	289,097	889	1.25%	286,889	897	1.24%	309,570	960	1.23%	307,371	1,067	1.40%
Tax-exempt	38,442	146	1.52%	34,150	125	1.48%	24,483	102	1.66%	18,481	82	1.77%	14,049	66	1.89%

Investment securities - available for sale	325,729	992	1.22%	323,247	1,014	1.27%	311,372	999	1.28%	328,051	1,042	1.26%	321,420	1,133	1.42%
Investment securities - trading	2,168	13	2.41%	1,695	16	3.83%	1,400	16	4.55%	1,343	5	1.48%	1,546	12	3.12%
Loans and leases *	1,428,069	18,277	5.13%	1,403,683	17,854	5.16%	1,345,873	17,721	5.24%	1,303,783	17,089	5.21%	1,294,019	17,094	5.31%

Total interest-earning assets	1,815,947	19,323	4.27%	1,845,997	18,953	4.16%	1,749,879	18,777	4.27%	1,686,944	18,170	4.28%	1,674,719	18,269	4.39%
Cash and due from banks	12,876			13,287			14,817			12,922			12,259
Less allowance for loan and lease losses	(14,625)			(14,693)			(14,063)			(13,337)			(13,383)
Other assets	151,933			149,963			147,664			146,274			142,946

Total assets	$1,966,131			$1,994,554			$1,898,297			$1,832,803			$1,816,541

Liabilities:
Savings, NOW and market rate deposits	$969,654	$445	0.18%	$975,464	$479	0.20%	$890,629	$557	0.25%	$849,966	$567	0.27%	$805,953	$586	0.29%
Other wholesale deposits	31,124	25	0.32%	38,683	35	0.37%	38,932	38	0.39%	35,956	34	0.38%	47,463	43	0.36%
Wholesale deposits	11,610	19	0.66%	11,495	19	0.67%	10,689	20	0.74%	13,809	21	0.60%	22,280	24	0.43%
Time deposits	164,247	205	0.50%	190,937	242	0.51%	190,332	290	0.61%	178,711	316	0.70%	203,344	412	0.81%

Total interest-bearing deposits	1,176,635	694	0.24%	1,216,579	775	0.26%	1,130,582	905	0.32%	1,078,442	938	0.35%	1,079,040	1,065	0.40%
Subordinated debentures	—	—	—%	—	—	—%	7,283	79	4.32%	21,114	271	5.11%	22,500	291	5.20%
Junior subordinated debentures	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Short-term borrowings	13,358	4	0.12%	11,978	4	0.14%	13,243	3	0.09%	13,273	4	0.12%	13,149	5	0.15%
Long-term FHLB advances and other borrowings	150,468	596	1.59%	148,699	667	1.82%	159,559	798	1.99%	167,251	918	2.18%	163,908	924	2.27%

Total Borrowings	163,826	600	1.47%	160,677	671	1.69%	180,085	880	1.94%	201,638	1,193	2.35%	199,557	1,220	2.46%
Total interest-bearing liabilities	1,340,461	1,294	0.39%	1,377,256	1,446	0.43%	1,310,667	1,785	0.54%	1,280,080	2,131	0.66%	1,278,597	2,285	0.72%
Noninterest-bearing deposits	391,387			386,881			359,008			330,179			323,539
Other liabilities	23,617			26,123			27,175			25,100			23,158

Total noninterest-bearing liabilities	415,004			413,004			386,183			355,279			346,697
Total liabilities	1,755,465			1,790,260			1,696,850			1,635,359			1,625,294
Shareholders’ equity	210,666			204,294			201,447			197,444			191,247

Total liabilities and shareholders’ equity	$1,966,131			$1,994,554			$1,898,297			$1,832,803			$1,816,541

Interest income to earning assets			4.27%			4.16%			4.27%			4.28%			4.39%
Net interest spread			3.88%			3.73%			3.73%			3.62%			3.67%
Effect of noninterest-bearing sources			0.10%			0.12%			0.13%			0.16%			0.17%

Tax-equivalent net interest income/ margin on earning assets		$18,029	3.98%		$17,507	3.85%		$16,992	3.86%		$16,039	3.78%		$15,984	3.84%

Tax-equivalent adjustment		$106	0.02%		$98	0.03%		$96	0.02%		$88	0.02%		$81	0.02%

*	Average loans and leases include portfolio loans and leases, and loans held for sale. Non-accrual loans are also included in the average loan and leases balances.

Bryn Mawr Bank Corporation

Average Balances and Tax-Equivalent Interest Income and Expense and Tax-Equivalent Yields

	For The Six Months Ended June 30,
	2013			2012
(dollars in thousands)	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid
Assets:
Interest-bearing deposits with other banks	$88,518	110	0.25%	$48,144	52	0.22%
Investment securities available for sale:					—	%
Taxable	288,187	1,734	1.21%	300,982	2,207	1.47%
Tax-exempt	36,308	269	1.49%	11,835	116	1.97%

Investment securities - available for sale	324,495	2,003	1.24%	312,817	2,323	1.49%
Investment securities - trading	1,933	15	1.56%	1,492	16	2.16%
Loans and leases *	1,415,944	36,147	5.15%	1,296,786	34,330	5.32%

Total interest earning assets	1,830,890	38,275	4.22%	1,659,239	36,721	4.45

Cash and due from banks	13,080			11,899
Less allowance for loan and lease losses	(14,659)			(13,236)
Other assets	150,953			142,193

Total assets	$1,980,264			$1,800,095

Liabilities:
Savings, NOW and market rate deposits	$972,544	$923	0.19%	$786,597	$1,145	0.29%
Other wholesale deposits	34,882	60	0.35%	56,290	96	0.34%
Wholesale deposits	11,553	38	0.66%	22,317	48	0.43%
Time deposits	177,518	447	0.51%	207,158	901	0.87%

Total interest-bearing deposits	1,196,497	1,468	0.25%	1,072,362	2,190	0.41%
Long-term FHLB advances and other borrowings	149,573	1,263	1.70%	164,943	1,890	2.30%
Short-term borrowings	12,672	8	0.13%	13,229	10	0.15%
Subordinated debt	—	—	%	22,500	582	5.20%
Junior subordinated debentures	—	—	—	—	—	%

Total Borrowings	162,245	1,271	1.58%	200,672	2,482	2.49%
Total interest-bearing liabilities	1,358,742	2,739	0.41%	1,273,034	4,672	0.74%
Noninterest-bearing deposits	389,146			314,504
Other liabilities	24,878			24,208

Total noninterest-bearing liabilities	414,024			338,712
Total liabilities	1,772,766			1,611,746
Shareholders’ equity	207,498			188,349

Total liabilities and shareholders’ equity	$1,980,264			$1,800,095

Interest income to earning assets			4.22%			4.45%
Net interest spread			3.81%			3.71%
Effect of noninterest-bearing sources			0.10%			0.17%

Tax-equivalent net interest income/ margin on earning assets		$35,536	3.91%		$32,049	3.88%

Tax-equivalent adjustment		$204	0.02%		$161	0.02%

*	Average loans and leases include portfolio loans and leases, and loans held for sale. Non-accrual loans are also included in the average loan and leases balances.